Exhibit (g)(4)

            , 2011

State Street Bank and Trust Company

Lafayette Corporate Center

2 Avenue de Lafayette

Boston, Massachusetts 02111

Attn:                     , Vice President, LLC/3N

Re:	Form of Custodian Services Agreement

Ladies and Gentlemen:

Reference is made to the Custodian Services Agreement, dated as of January 1, 2007 (as amended to date, the “Agreement”), by and among State Street Bank and Trust Company, a Massachusetts trust company, and certain registered management investment companies affiliated with Legg Mason, Inc.

Please be advised that Master Portfolio Trust (the “Fund”) has established a new series of shares to be known as Short Term Yield Portfolio (the “Portfolio”). In accordance with Section 13(d) of the Agreement, the Fund hereby requests that your bank act as Custodian with respect to the Portfolio under the terms of the Agreement.

Attached as Exhibit A hereto is a replacement of “Exhibit A” to the Agreement, effective as of the date set forth below. The attached Exhibit A is marked to reflect the addition of the Portfolio.

Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreement. Please sign below to evidence your consent and agreement to the above.

[signature page to follow]

MASTER PORTFOLIO TRUST on behalf of its series, Short Term Yield Portfolio

By:
Name:
Title:

Consented and Agreed to:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

Effective Date:

Exhibit A

Legg Mason Partners Equity Trust

Legg Mason Partners Aggressive Growth Fund

Legg Mason Partners All Cap Fund

Legg Mason Partners Appreciation Fund

Legg Mason Partners Capital and Income Fund

Legg Mason Partners Capital Fund

Legg Mason Partners Classic Values Fund

Legg Mason Partners Convertible Fund

Legg Mason Partners Diversified Large Cap Growth Fund

Legg Mason Partners Dividend Strategy Fund

Legg Mason Partners Emerging Markets Equity Fund

Legg Mason Partners Equity Fund

Legg Mason Partners Financial Services Fund

Legg Mason Partners Fundamental Value Fund

Legg Mason Partners Global Equity Fund

Legg Mason Partners International All Cap Opportunity Fund

Legg Mason Partners Investors Value Fund

Legg Mason Partners Large Cap Growth Fund

Legg Mason Partners Lifestyle Allocation 100%

Legg Mason Partners Lifestyle Allocation 85%

Legg Mason Partners Lifestyle Allocation 70%

Legg Mason Partners Lifestyle Allocation 50%

Legg Mason Partners Lifestyle Allocation 30%

Legg Mason Partners Lifestyle Income Fund

Legg Mason Partners Mid Cap Core Fund

Legg Mason Partners S&P 500 Index Fund

Legg Mason Partners Small Cap Core Fund

Legg Mason Partners Small Cap Growth Fund

Legg Mason Partners Small Cap Value Fund

Legg Mason Partners Social Awareness Fund

Legg Mason Partners 130/30 U.S. Large Cap Equity Fund

Legg Mason Partners U.S. Large Cap Equity Fund

Legg Mason Partners Equity Income Builder Fund

Legg Mason Partners Target Retirement 2015

Legg Mason Partners Target Retirement 2020

Legg Mason Partners Target Retirement 2025

Legg Mason Partners Target Retirement 2030

Legg Mason Partners Target Retirement 2035

Legg Mason Partners Target Retirement 2040

Legg Mason Partners Target Retirement 2045

Legg Mason Partners Target Retirement 2050

Legg Mason Partners Target Retirement Fund

Legg Mason Partners Income Trust

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners California Municipals Fund

Legg Mason Partners Core Bond Fund

Legg Mason Partners Core Plus Bond Fund

Legg Mason Partners Diversified Strategic Income Fund

Legg Mason Partners Global High Yield Bond Fund

Legg Mason Partners Global Income Fund

Legg Mason Partners Government Securities Fund

Legg Mason Partners High Income Fund

Legg Mason Partners Inflation Management Fund

Legg Mason Partners Intermediate Maturity California Municipals Fund

Legg Mason Partners Intermediate Maturity New York Municipals Fund

Legg Mason Partners Intermediate-Term Municipals Fund

Legg Mason Partners Investment Grade Bond Fund

Legg Mason Partners Managed Municipals Fund

Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners Municipal High Income Fund

Legg Mason Partners New Jersey Municipals Fund

Legg Mason Partners New York Municipals Fund

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners Pennsylvania Municipals Fund

Legg Mason Partners Short Duration Municipal Income Fund

Legg Mason Partners Short/Intermediate U.S. Government Fund

Legg Mason Partners Short-Term Investment Grade Bond Fund

Western Asset Emerging Markets Debt Portfolio

Western Asset Global High Yield Bond Portfolio

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Aggressive Growth Portfolio

Legg Mason Partners Variable Appreciation Portfolio

Legg Mason Partners Variable Capital and Income Portfolio

Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Variable Equity Index Portfolio

Legg Mason Partners Variable Fundamental Value Portfolio

Legg Mason Partners Variable International All Cap Opportunity Portfolio

Legg Mason Partners Variable Investors Portfolio

Legg Mason Partners Variable Large Cap Growth Portfolio

Legg Mason Partners Variable Lifestyle Allocation 50%

Legg Mason Partners Variable Lifestyle Allocation 70%

Legg Mason Partners Variable Lifestyle Allocation 85%

Legg Mason Partners Variable Mid Cap Core Portfolio

Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value

Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value

Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value

Legg Mason Partners Variable Small Cap Growth Portfolio

Legg Mason Partners Variable Social Awareness Portfolio

Legg Mason Partners Variable Income Trust

Legg Mason Partners Variable Adjustable Rate Income Portfolio

Legg Mason Partners Variable Diversified Strategic Income Portfolio

Legg Mason Partners Variable Global High Yield Bond Portfolio

Legg Mason Partners Variable Government Portfolio

Legg Mason Partners Variable High Income Portfolio

Legg Mason Partners Variable Money Market Portfolio

Legg Mason Partners Variable Strategic Bond Portfolio

Legg Mason Partners Money Market Trust

Citi California Tax Free Reserves

Citi Cash Reserves

Citi Connecticut Tax Free Reserves

Citi New York Tax Free Reserves

Citi Tax Free Reserves

Citi U.S. Treasury Reserves

Western Asset California Municipal Money Market Fund

Western Asset Government Money Market Fund

Western Asset Massachusetts Municipal Money Market Fund

Western Asset Money Market Fund

Western Asset Municipal Money Market Fund

Western Asset New York Municipal Money Market Fund

Western Asset AMT Tax-Free Money Market Fund

Legg Mason Partners Institutional Trust

Citi Institutional Cash Reserves

Citi Institutional Enhanced Income Fund

Citi Institutional Liquid Reserves

Citi Institutional Tax Free Reserves

Citi Institutional U.S. Treasury Reserves

SMASh Series C Fund

SMASh Series EC Fund

SMASh Series M Fund

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Money Market Fund

Western Asset Institutional Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust

Citi Premium Liquid Reserves

Citi Premium U.S. Treasury Reserves

Master Portfolio Trust

Liquid Reserves Portfolio

U.S. Treasury Reserves Portfolio

Tax Free Reserves Portfolio

Prime Cash Reserves Portfolio

Institutional Enhanced Portfolio

SMASh Series M Portfolio

SMASh Series C Portfolio

SMASh Series EC Portfolio

Government Portfolio

Legg Mason Partners Trust II

Legg Mason Partners Capital Preservation Fund II

Western Asset Intermediate Muni Fund Inc.

Western Asset High Income Opportunity Fund Inc.

Western Asset Managed High Income Fund Inc.

Western Asset Managed Municipals Portfolio Inc.

Western Asset Municipal High Income Fund Inc.

LMP Real Estate Income Fund Inc.

LMP Corporate Loan Fund Inc.

Western Asset Zenix Income Fund Inc.

Barrett Opportunity Fund, Inc.

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund II Inc.

Western Asset Emerging Markets Floating Rate Fund Inc.

LMP Capital & Income Fund Inc.

Western Asset Global Partners Income Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset High Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset Inflation Management Fund Inc.

Western Asset Worldwide Income Fund Inc.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund II Inc.

Western Asset Variable Rate Strategic Fund Inc.